                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the
undersigned officer of Scotia Pacific Company LLC, a Delaware limited liability company (the "Company"), does hereby certify that:

         (a) the accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 13, 2002

                                      By:        /s/ Gary L. Clark
                                         -------------------------------------
                                                   Gary L. Clark
                                                Chief Financial Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not
being filed for purposes of Section 18 of the Securities Exchange Act of 1934,
as amended, and is not to be incorporated by reference into any filing of the
Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.